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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                             -----------------


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             -----------------


                       Date of Report: April 25, 2002
                     (Date of earliest event reported)


                             TEMPLE-INLAND INC.
           (Exact Name of Registrant as Specified in its Charter)


           Delaware                  001-08634               75-1903917
 (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)


              1300 South MoPac Expressway, Austin, Texas 78746
                  (Address of Principal Executive Offices)


                               (512) 434-5800
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Exhibits.

        (c)   Exhibits.

  23          Consent of Deloitte & Touche LLP.



                                 SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TEMPLE-INLAND INC.


Date: April 25, 2002                      By:  /s/ M. Richard Warner
                                              --------------------------------
                                              Name:  M. Richard Warner
                                              Title: Vice President and
                                                     General Counsel




                               EXHIBIT INDEX

Exhibit  Description

23       Consent of Deloitte & Touche LLP.



                                                                 EXHIBIT 23

                       INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Prospectus Supplements, subject to completion, dated April 15, 2002 and the Prospectus Supplement, subject to completion, expected to be dated April 26, 2002 (filed or to be filed pursuant to Rule 424(b)(5) of the Securities Act of 1933), to the Prospectus dated March 26, 2002, which are part of Registration Statement Nos. 333-84120, 333-84120-01 and 333-84120-02 on Form S-3 of Temple-Inland
Inc. of our report dated October 31, 2001, except for Notes 1, 8, 11, 12 and 15, as to which the date is December 10, 2001, appearing in the Annual Report on Form 10-K of Gaylord Container Corporation and subsidiaries for the year ended September 30, 2001, which is incorporated by reference in the Form 8-K of Temple-Inland Inc. dated February 28, 2002.

We also consent to the reference to us under the heading "Experts" in such Prospectus Supplements.


/s/ Deloitte & Touche LLP


Chicago, Illinois
April 25, 2002